THE VANTAGEPOINT FUNDS

High Yield Fund

Low Duration Bond Fund

Supplement dated August 1, 2014 to the

Prospectus dated May 1, 2014, as supplemented

This supplement changes the disclosure in the prospectus and provides new information that should be read together with the prospectus and any supplements thereto.

High Yield Fund

Effective August 1, 2014, Western Asset Management Company (“Western Asset”) began managing a portion of the Vantagepoint High Yield Fund (“High Yield Fund”) as a subadviser to such series.

As a result of this subadviser addition, the following replaces the information found in the “Annual Fund Operating Expenses” table and “Example” on page 8 of the prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]	0.63%
Other expenses[2]	0.22%
Total annual fund operating expenses[1]	0.85%

[1]	Fees and expenses have been restated to reflect current fees and expenses.
[2]	Other expenses are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$87	$271

The following summary risk should also be added at the end of the “Principal Investment Risks” section on page 10 of the prospectus.

Multi-Manager Risk—While VIA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from VIA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

1

In addition, the following paragraph should be added to the section titled “Investment Adviser” on page 10 of the prospectus.

Vantagepoint Investment Advisers, LLC (“VIA”)

VIA uses a multi-management strategy to seek to improve consistency of the Fund’s returns over time by allocating Fund assets among more than one subadviser practicing what it believes to be complementary investment strategies. VIA manages the investment process by evaluating, recommending, and monitoring the Fund’s subadvisers.

The following information regarding Western Asset should be added to section titled “Management – Subadvisers” on page 10 of the prospectus.

Western Asset Management Company

Name	Title with Subadviser	Length of Service
S. Kenneth Leech	Chief Investment Officer	Portfolio Manager of the Fund since August 2014
Christopher N. Orndorff	Portfolio Manager	Portfolio Manager of the Fund since August 2014
Michael C. Buchanan	Head of Global Credit	Portfolio Manager of the Fund since August 2014
Timothy J. Settel	Portfolio Manager/Research Analyst	Portfolio Manager of the Fund since August 2014
Walter E. Kilcullen	Portfolio Manager	Portfolio Manager of the Fund since August 2014

In addition, the following should replace the introductory paragraph to the section titled “Subadvisers and Portfolio Managers” on page 121 of the prospectus.

Subadvisers and Portfolio Managers

The Fund incorporates complimentary portfolio management approaches. Information relating to individual subadvisers has been provided by the respective subadviser. Each subadviser’s specific strategy is described below.

Lastly, the following information regarding Western Asset should be added to section titled “Subadvisers and Portfolio Managers” on page 121 of the prospectus.

Western Asset Management Company (“Western Asset”), 385 E. Colorado Boulevard, Pasadena, California 91101, serves as a subadviser to the Fund employing a high yield strategy. Western Asset employs a strategy that seeks to combine sector rotation with bottom-up issue selection skills and would seek to opportunistically invest in higher-yielding fixed-income sectors. Western has served as a subadviser since August 2014.

Name	Five Year Business History	Role in Fund Management
S. Kenneth Leech	Joined Western Asset in 1990	Co-Portfolio Manager
Christopher N. Orndorff	Joined Western Asset in 2010; with Payden & Rygel from 1990 to 2009	Co-Portfolio Manager
Michael C. Buchanan	Joined Western Asset in 2005	Co-Portfolio Manager
Timothy J. Settel	Joined Western Asset in 2001	Co-Portfolio Manager
Walter E. Kilcullen	Joined Western Asset in 2002	Co-Portfolio Manager

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2

Effective July 1, 2014, David Rosenberg was added as a portfolio manager to the portion of the High Yield Fund managed by Oaktree Capital Management, L.P. (“Oaktree”).

As a result of this change, the following information regarding Mr. Rosenberg should be added to the table found in the Oaktree portion of the section titled “Management – Subadvisers” on page 10 of the prospectus.

Name	Title with Subadviser	Length of Service
David Rosenberg	Managing Director and Co-Portfolio Manager	Portfolio Manager of the Fund since July 2014

In addition, the following should replace the table found in the Oaktree portion of the section entitled “Subadvisers and Portfolio Managers” on page 121 of the prospectus.

Name	Five Year Business History	Role in Fund Management
Sheldon M. Stone	Founding Principal of Oaktree in 1995	Co-Portfolio Manager
David Rosenberg	Joined Oaktree in 2004	Co-Portfolio Manager

Low Duration Bond Fund

Effective July 14, 2014, Eric Friedland was added as a portfolio manager to the portion of the Vantagepoint Low Duration Bond Fund (“Low Duration Bond Fund”) managed by Schroder Investment Management North America Inc. (“SIMNA”).

As a result of this change, the following information should replace the table found in the SIMNA portion of the section titled “Management – Subadvisers” on page 3 of the prospectus.

Name	Title with Subadviser	Length of Service
Edward H. Jewett	Portfolio Manager	Portfolio Manager of the Fund since November 2004
Richard A. Rezek, Jr., CFA	Portfolio Manager	Portfolio Manager of the Fund since November 2004
Andrew B.J. Chorlton, CFA	Portfolio Manager	Portfolio Manager of the Fund since February 2008
Neil G. Sutherland, CFA	Portfolio Manager	Portfolio Manager of the Fund since November 2008
Julio C. Bonilla, CFA	Portfolio Manager	Portfolio Manager of the Fund since March 2010
Eric Friedland, CFA	Portfolio Manager	Portfolio Manager of the Fund since July 2014

In addition, the following information regarding Mr. Friedland should be added to the table found in the SIMNA portion of the section entitled “Subadvisers and Portfolio Managers” on page 119 of the prospectus.

Name	Five Year Business History	Role in Fund Management
Eric Friedland, CFA	Joined SIMNA in 2011; with Fitch Ratings from 2009 to 2011	Portfolio Management

Please retain this supplement for future reference.

SUPP-356-201408-1464

3

THE VANTAGEPOINT FUNDS

High Yield Fund

Low Duration Bond Fund

Supplement dated August 1, 2014 to the

Statement of Additional Information dated May 1, 2014, as supplemented

This supplement changes the disclosure in the Statement of Additional Information (“SAI”) and provides new information that should be read together with the SAI and any supplements thereto.

High Yield Fund

Effective August 1, 2014, Western Asset Management Company (“Western Asset”) began managing a portion of the Vantagepoint High Yield Fund (“High Yield Fund”) as a subadviser to such series.

Therefore, the following information regarding Western Asset should be added within the section titled “Subadvisers” on pages 68 – 70 of the SAI.

Western Asset Management Company (“Western Asset”), 385 E. Colorado Boulevard, Pasadena, California 91101, serves as a subadviser to the High Yield Fund. Western Asset is a California corporation and a wholly owned subsidiary of Legg Mason, Inc., a publicly traded company.

Also, the following subadviser fee information regarding Western Asset should be added to the High Yield Fund table on page 72 of the SAI.

Fund/Subadviser	Assets Managed	Fee	Amount Paid 12/31/11	Amount Paid 12/31/12	Amount Paid 12/31/13
High Yield Fund Subadviser(s)
Western Asset*	Flat Fee	0.20%	N/A	N/A	N/A

*	Western Asset began managing a portion of the Fund as subadviser on August 1, 2014.

In addition, the following information regarding Western Asset should be added within the section titled “Additional Information Pertaining to Portfolio Managers of the Funds” on pages 82 – 146 of the SAI.

Western Asset

Western Asset reported the following regarding other accounts with asset based fees managed by portfolio manager(s) as of June 30, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
High Yield Fund
S. Kenneth Leech	105	$195,691	239	$93,372	677	$179,816
Christopher N. Orndorff	12	$4,039	32	$11,576	59	$23,298
Michael C. Buchanan	42	$36,210	57	$33,949	193	$53,295
Timothy J. Settel	5	$5,071	14	$7,308	14	$2,557
Walter E. Kilcullen	5	$3,042	9	$4,656	22	$2,829

Western Asset reported the following regarding other accounts with performance based fees managed by portfolio manager(s) as of June 30, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
High Yield Fund
S. Kenneth Leech	0	—	10	$2,098	54	$17,171
Christopher N. Orndorff	0	—	2	$252	7	$3,434
Michael C. Buchanan	0	—	5	$1,331	20	$7,928
Timothy J. Settel	0	—	2	$1,070	0	—
Walter E. Kilcullen	0	—	0	—	0	—

Potential Conflicts of Interest

Western Asset states that it has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. The firm states that, for example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). Western Asset states that these could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Western Asset states that portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

Western Asset states that it is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. The firm states that similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. Western Asset states that a conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the investment advisers or an affiliate has an interest in the account. The firm states that it has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Western Asset states that all eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Western Asset states that trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

The firm states that with respect to securities transactions, Western Asset determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. Western Asset states that however, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. Western Asset states that in these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Western Asset states that having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Western Asset states that additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset states that its team approach to portfolio management and block trading approach works to limit this potential risk.

The firm states that it also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Western Asset states that employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. Western Asset states that all gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Western Asset states that employees of the firm have access to transactions and holdings information regarding client accounts and the firm’s overall trading activities. Western Asset states that this information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the firm states that it maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, Western Asset states that the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. Western Asset states that the Code of Ethics is administered by the Legal and Compliance Department and monitored through the firm’s compliance monitoring program.

Western Asset states that it may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The firm states that it also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE16/ISAE 3402 audit on an annual basis. Western Asset states that these steps help to ensure that potential conflicts of interest have been addressed.

Compensation of Portfolio Managers

The firm states that at Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. Western Asset states that the firm’s philosophy is to reward its employees through Total Compensation. Western Asset states that Total Compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one’s group and the Firm as a whole.

Western Asset states that discretionary bonuses make up the variable component of total compensation. Western Asset states that these are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

Western Asset states that for portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy, and communication with clients. Western Asset states that in reviewing investment performance, one, three, and five year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index.

The following should be read in conjunction with the information found under the section titled “Manager Ownership of Fund Shares” on page 147:

As of June 30, 2014, Messrs. Leech, Orndorff, Buchanan, Settel, and Kilcullen did not own shares of the High Yield Fund.

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Effective July 1, 2014, David Rosenberg was added as a portfolio manager to the portion of the High Yield Fund managed by Oaktree Capital Management, L.P. (“Oaktree”).

Therefore, the following information regarding Mr. Rosenberg should be added to the table relating to Oaktree within the section titled “Additional Information Pertaining to Portfolio Managers of the Funds” on page 116 of the SAI. The information regarding the other portfolio manager, Mr. Sheldon M. Stone, remains unchanged.

Oaktree reported the following regarding other accounts managed by David Rosenberg as of June 30, 2014.

	Registered Investment Companies(1)		Other Pooled Investment Vehicles(2)		Other Accounts(3)
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
High Yield Fund
David Rosenberg	—	$0	3	$2,123	40	$11,145

(1)	Represents Oaktree’s sub-advised mutual fund portfolios that are registered with the SEC.
(2)	Represents Oaktree’s proprietary commingled vehicles.
(3)	Represents separately managed portfolios which are not sub-advised for registered investment companies.

The following should be read in conjunction with the information found under the section titled “Manager Ownership of Fund Shares” on page 147:

As of June 30, 2014, Mr. Rosenberg did not own shares of the High Yield Fund.

Low Duration Bond Fund

Effective July 14, 2014, Eric Friedland was added as a portfolio manager to the portion of the Vantagepoint Low Duration Bond Fund (“Low Duration Bond Fund”) managed by Schroder Investment Management North America Inc. (“SIMNA”).

Therefore, the following information regarding Mr. Friedland should be added to the table relating to SIMNA within the section titled “Additional Information Pertaining to Portfolio Managers of the Funds” on page 116 of the SAI. The information regarding the other SIMNA portfolio managers remains unchanged.

SIMNA reported the following regarding other accounts managed by Eric Friedland as of June 30, 2014.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Low Duration Bond Fund
Eric Friedland, CFA	0	$0	0	$0	0	$0

The following should be read in conjunction with the information found under the section titled “Manager Ownership of Fund Shares” on page 147:

As of June 30, 2014, Mr. Friedland did not own shares of the Low Duration Bond Fund.

The following summary of Western Asset’s proxy voting policy should be added to Appendix B – Proxy Voting Guidelines:

Western Asset Management Company (“Western Asset”)

Proxy Voting Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Please retain this supplement for future reference.